Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company’s income tax provision through March 31, 2024 was prepared on a separate return basis. The income tax provision post Spin-Off is prepared based on a stand-alone basis.
The effective tax rates for the three months ended September 30, 2024 and 2023 were 26.9% and 8.0%, respectively. The prior period’s lower effective tax rate is primarily due to the tax benefit recognized as a result of the expiration of the statute of limitations on uncertain tax positions.
The effective tax rates for the nine months ended September 30, 2024 and 2023 were 24.3% and 15.8%, respectively. The prior period’s lower effective tax rate is primarily due to the tax benefit recognized as a result of the expiration of the statute of limitations on uncertain tax positions.
In 2021, the Organisation for Economic Co-operation and Development (“OECD”) announced Pillar Two Model Rules which call for the taxation of large multinational corporations at a global minimum tax rate of 15%. Many non-U.S. tax jurisdictions, including Ireland, have either recently enacted legislation to adopt certain components of the Pillar Two Model Rules beginning in fiscal year 2024 or announced their plans to enact legislation in future years. The Company’s income tax provision for the nine months ended September 30, 2024, reflects currently enacted legislation and guidance related to the OECD model rules.
The Company’s income tax provision or benefit for the interim periods is determined based on an estimated annual effective tax rate, adjusted for discrete items. Because significant foreign earnings are generated by the Company’s subsidiaries organized in jurisdictions with lower statutory tax rates, the Company’s estimated annual effective tax rate may be materially impacted if earnings in these lower-tax jurisdictions fluctuate.
The Company recognizes deferred tax assets to the extent that it believes these assets are more likely than not to be realized based on evaluation of all available positive and negative evidence. On the basis of this evaluation, the Company continues to maintain a valuation allowance to reduce its deferred tax assets to the amount realizable. As of September 30, 2024 and December 31, 2023, valuation allowances were $22 million and $56 million, respectively. The decrease is primarily due to separation-related adjustments in connection with the Spin-Off on April 1, 2024, which is reflected in the condensed consolidated and combined statements of changes in equity.
Income taxes
See Note 2 “Summary of Significant Accounting Policies” for a description of the Company’s accounting policies and separate return method of preparation for income taxes. The components of income before income taxes were:

	For the years ended December 31,
(Millions)	2023	2022	2021
United States	$1,221	$1,276	$1,262
International	446	416	620
Total	$1,667	$1,692	$1,882
The provision for income taxes consists of the following:

	For the years ended December 31,
(Millions)	2023	2022	2021
Currently payable
Federal	$148	$355	$310
State	44	53	36
International	271	82	114
Deferred
Federal	(8)	(127)	(52)
State	(9)	(8)	(2)
International	(125)	(6)	16
Total	$321	$349	$422
The Tax Cuts and Jobs Act (“TCJA”) imposes tax on U.S. shareholders for Global Intangible Low-Taxed Income (“GILTI”) earned by certain non-U.S. subsidiaries. The Company has elected to account for the income tax effects associated with the GILTI U.S. income inclusion as a period cost.
The deferred tax assets and deferred tax liabilities included in the combined balance sheets consist of the following:

	December 31,
(Millions)	2023	2022
Deferred tax assets:
Miscellaneous accruals	$68	$52
Accrued compensation	102	35
Net operating loss carryforward	95	95
Foreign tax credits	52	50
Advanced royalties	26	48
Research and experimentation capitalization	213	181
Other deferred tax assets	37	51
Gross deferred tax assets	593	512
Valuation allowance	(56)	(54)
Total deferred tax assets	537	458

Deferred tax liabilities:
Property, plant, and equipment	(124)	(128)
Intangible assets	(324)	(392)
Total deferred tax liabilities	(448)	(520)

Net deferred tax asset (liability)	$89	$(62)
A reconciliation of the net deferred tax asset (liability) in the combined balance sheets is as follows:

	December 31,
(Millions)	2023	2022
Other assets	$320	$153
Deferred income taxes	(231)	(215)
Net deferred tax asset (liability)	$89	$(62)
As of December 31, 2023, the Company had tax-effected operating loss carryforwards of $95 million and tax credit carryforwards of $52 million for federal, state, and international jurisdictions, with all amounts before limitation impacts and valuation allowances. Federal tax attributes will expire after one to ten years and international tax attributes after one to an indefinite carryover period. As of December 31, 2023, the Company has provided $56 million of valuation allowances against certain of those deferred tax assets based upon management’s determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized.
The difference between the U.S. statutory income tax rate and the effective income tax rate is as follows:

	For the years ended December 31,
	2023	2022	2021
U.S. Statutory income tax rate	21.0%	21.0%	21.0%
State income taxes - net of federal benefit	1.7%	2.1%	1.4%
International income taxes - net	(1.3)%	(1.7)%	(2.0)%
Global Intangible Low Taxed Income (GILTI)	0.8%	0.7%	3.3%
Foreign derived intangible income (FDII)	(2.2)%	(2.5)%	(2.6)%
U.S. research and development credit	(1.2)%	(1.8)%	(0.9)%
Reserves for tax contingencies	(4.1)%	0.6%	0.4%
Tax impact of legal entity restructuring	2.3%	—%	—%
Changes in valuation allowance	1.4%	0.7%	1.1%
Deferred rate change	0.1%	(0.3)%	0.6%
All other - net	0.8%	1.8%	0.1%
Effective income tax rate	19.3%	20.6%	22.4%
The effective income tax rate for 2023 was 19.3%, compared to 20.6% in 2022, a decrease of 1.3%. The primary factors that decreased the tax rate were the recognition of a previously unrecognized tax benefit due to the expiration of the statute of limitations, partially offset by the tax impact of legal entity restructuring in connection with the spin-off.
The Company recognizes the amount of income tax benefit that has a greater than 50% likelihood of being ultimately realized upon settlement. Changes in unrecognized tax benefits impacting the provision for income taxes of the Company have been reflected in the combined statements of income. Interest and penalties are also recognized in the provision for income taxes in the combined statements of income. For uncertain tax positions that the Company expects to be legally liable for, the unrecognized tax benefits and interest and penalties of $40 million and $138 million have been recorded to “Other liabilities” as of December 31, 2023 and 2022, respectively on the combined balance sheets. For uncertain tax positions where the Company is not legally and directly liable for, unrecognized tax benefits and interest and penalties are charged to “Net parent investment” on the combined balance sheets. A rollforward of unrecognized tax benefits (UTB) is as follows:

	December 31,
(Millions)	2023	2022	2021
Gross UTB Balance at January 1	$307	$308	$314

Additions based on tax positions related to the current year	22	18	23
Additions for tax positions of prior years	17	17	2
Additions related to recent acquisitions	—	—	—
Reductions for tax positions of prior years	(35)	(19)	(11)
Settlements	—	—	—
Reductions due to lapse of applicable statute of limitations	(74)	(10)	(10)
Reductions for amounts recorded to Net parent investment	(32)	(7)	(10)

Gross UTB Balance at December 31	$205	$307	$308
The total amount of UTB, if recognized, would affect the effective tax rate by $142 million as of December 31, 2023. It is reasonably possible that the amount of unrecognized tax benefits could significantly change within the next 12 months. The Company has ongoing federal, state and international income tax audits in various jurisdictions and evaluates uncertain tax positions that may be challenged by local tax authorities and not fully sustained. These uncertain tax positions are reviewed on an ongoing basis and adjusted in light of facts and circumstances including progression of tax audits, developments in case law and closing statutes of limitation. At this time, the Company is not able to estimate the range by which these potential events could impact the Company’s unrecognized tax benefits within the next 12 months.
The IRS has completed its field examination of 3M’s U.S. federal income tax returns through 2018, but the years 2005 through 2018 have not closed, as 3M is in the process of resolving issues identified during those examinations. Currently, 3M is under examination by the IRS for its U.S. federal income tax returns for the years ended 2019 and 2020. As noted previously, for uncertain tax positions that the Company is not legally and directly liable for, unrecognized tax benefits and interest and penalties are charged to Net parent investment. In addition to the U.S. federal examination, there is also audit activity in several U.S. state and foreign jurisdictions where the Company is subject to ongoing tax examinations and governmental assessments, which could be impacted by evolving political environments in those jurisdictions. As of December 31, 2023, no taxing authority proposed significant adjustments to the Company’s tax positions for which the Company is not adequately reserved.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the combined statements of income on a gross basis approximately $7.5 million of benefit in 2023 and $3.9 million and $1.1 million of expense in 2022 and 2021, respectively. The amount of interest and penalties recognized may be an expense or benefit due to new or remeasured unrecognized tax benefit accruals. At December 31, 2023 and December 31, 2022, accrued interest and penalties in the combined balance sheets on a gross basis were $4.5 million and $12.1 million, respectively.
As of December 31, 2023, the Company has approximately $1,830 million of undistributed earnings in its foreign subsidiaries. Approximately $1,296 million of these earnings are no longer considered permanently reinvested. The incremental tax cost to repatriate these earnings to the U.S. was immaterial. The Company has not provided deferred taxes on approximately $534 million of undistributed earnings from non-U.S. subsidiaries as of December 31, 2023, which are indefinitely reinvested in operations. Because of the multiple avenues by which to repatriate the earnings to minimize tax cost, and because a large portion of these earnings are not liquid, it is not practical to determine the income tax liability that would be payable if such earnings were not reinvested indefinitely.